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                                                                    EXHIBIT 99.1



                     SIGNATURE EYEWEAR, INC. AND SUBSIDIARY

                 Schedule II - Valuation and Qualifying Accounts
                            October 31, 1999 and 2000

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

                                                          Additions
                                          Balance at      Charged to     Deductions
                                          Beginning       Costs and         from         Balance at
                                           of Year         Expenses      Allowance      End of Year
                                           -------         --------      ---------      -----------
Year ended October 31, 1999
    Allowances deducted from related
      balance sheet accounts
        Accounts receivable               $   71,468      $  126,895      $        0      $  198,363
                                          ==========      ==========      ==========      ==========

        Inventories                       $        0      $   73,368      $        0      $   73,368
                                          ==========      ==========      ==========      ==========

Year Ended October 31, 2000
    Allowances deducted from related
      balance sheet accounts
        Accounts receivable               $  198,363      $  264,835      $  148,359      $  314,839
                                          ==========      ==========      ==========      ==========

        Inventories                       $   73,368      $  437,636      $        0      $  511,004
                                          ==========      ==========      ==========      ==========

        Deferred taxes                    $        0      $3,247,000      $        0      $3,247,000
                                          ==========      ==========      ==========      ==========

        Returns                           $        0      $  285,000      $        0      $  285,000
                                          ==========      ==========      ==========      ==========
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